Supplement to the
Fidelity Advisor Strategic Dividend & Income Fund Institutional Class
December 21, 2003
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 10.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

The following information replaces similar information found under the heading "Dividends and Capital Gain Distributions" on page 20.

The fund normally pays dividends in April, July, October, and December and pays capital gain distributions in January and December.

ASDII-04-02 October 30, 2004
1.805078.101